UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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AVERY DENNISON CORPORATION

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! AVERY DENNISON CORPORATION 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET. For shares held in a Plan, vote by April 27, 2026 11:59 PM ET. AVERY DENNISON CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 V83494-P45121
You invested in AVERY DENNISON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
April 30, 2026 12:00 P.M. ET
Virtually at: www.virtualshareholdermeeting.com/AVY2026
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Bradley Alford	For
1b.	Mitchell Butier	For
1c.	Ward Dickson	For
1d.	David Flitman	For
1e.	Andres Lopez	For
1f.	Maria Fernanda Mejia	For
1g.	Francesca Reverberi	For
1h.	Patrick Siewert	For
1i.	Deon Stander	For
1j.	William Wagner	For
2.	Approval, on an advisory basis, of our executive compensation.	For
3.	Ratification of the appointment of PwC as our independent registered public accounting firm for fiscal year 2026.	For
4.	Vote on stockholder proposal for an independent Board Chairman, if properly presented during the meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V83495-P45121